Corporate Presentation March 12, 2024 Exhibit 99.2

Forward-Looking Statements and Other Legal Notices This presentation contains forward-looking statements about Longboard Pharmaceuticals, Inc. (“we,” “Longboard” or the “Company”), including statements regarding: our vision; commercial opportunities and analogs; anticipated milestones and timing; the prevalence of, unmet need associated with, and market opportunity for, DEEs; the potential of a broad DEE indication and a broad-spectrum ASM; the potential of bexicaserin (LP352) (including to be best-in-class, to satisfy unmet need, to be a safer, efficacious, and less burdensome therapy, to have differentiated selectivity and specificity, to expand the market to a broader population, to limit adverse events, including those associated with activity at certain receptors, to be indicated across a range of DEEs, to avoid drug-drug interactions, including through optimized dosing, to be desired or preferred by physicians, patients and caregivers, to change the DEE landscape, to provide the cornerstone to build a world-class epilepsy franchise, and to expand, broaden or capture market share); plans regarding a global Phase 3 program for bexicaserin (including the approach, characteristics and timing for such a program); the product profile sampled with HCPs and caregivers; the potential of LP659 (including to be best-in-class or a market leader, to address multiple neurological disorders, to have strong scientific rationale, to be commercially attractive, to have greater selectivity and internalization-based signaling, and to limit off-target effects); expectations and objectives regarding the Phase 1 SAD study for LP659 (including regarding the timing of topline data, the number of participants, and key study objectives); LP659 indication assessment; our intellectual property; our ability to obtain regulatory approval and commercialize our drug candidates (in the manner we may propose or at all); and other statements that are not historical facts, including statements that may include words such as “will”, “may”, “can”, “would”, “plan”, “anticipate”, “expect”, “believe”, “potential”, “goal”, “opportunity” and similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: topline data may not reflect the complete or final results of a particular study or trial, and are subject to change; nonclinical and clinical data are voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than us or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; our limited operating history; our history of incurring net losses and expectation that we will continue to incur net losses for the foreseeable future, and that we may never be profitable; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of clinical trials and preclinical studies we conduct; our ability to obtain and maintain regulatory approval to conduct our clinical trials (in the manner we propose or at all) and, ultimately, to market our product candidates; our ability to commercialize our product candidates; our ability to compete in the marketplace; risks regarding our license and dependencies on others; our ability to obtain and maintain intellectual property protection and freedom to operate for our product candidates; our ability to manage our growth; and other risks and factors disclosed in our filings with the U.S. Securities and Exchange Commission (the “SEC”). We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. The forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, we assume no responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements after the date of this presentation to conform these statements to actual results or to changes in our expectations. Certain information contained in or that may orally accompany this presentation relate to or are based on studies, research, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, research, publications, surveys and other data to be reliable as of the date of this presentation, they have not been independently verified, and we make no representations as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. This presentation discusses product candidates (bexicaserin and LP659) that have not yet been approved for marketing by the U.S. Food and Drug Administration (the “FDA”) or any other regulatory authority.

Our Vision is Backed by 20+ Years of World Class GPCR Research Longboard Thesis Vision A world where devastating neurological conditions are no longer devastating 3 Longboard Pharmaceuticals Differentiated & innovative clinical approaches Relevant M&A analogs JAZZ - GW $7.2B PFE - ARNA $6.7B UCB - ZGNX $1.9B Bold & experienced leadership with expertise in CNS and rare disorders Pipeline with differentiated PK / PD and target engagement CNS programs with significant commercial opportunities Well-understood targets

Longboard's Potentially Best-in-Class Product Candidates*

Program	MOA	Therapeutic Area	Preclinical	Ph I	Ph II	Ph III	Anticipated Milestones
Bexicaserin (LP352)	5-HT2C Superagonist	DEEs and other refractory epilepsies					✓ PACIFIC Study Topline Data – Q1 2024 • PACIFIC Data at medical meetings – Q2 2024 • PACIFIC OLE Data – H2 2024 • Global Ph 3 Program Initiation – by YE 2024
LP659	S1P Receptor Modulator	Multiple neurological diseases					✓ Ph 1 Initiation – Q4 2023 • Ph 1 Single-Ascending Dose Data – Q2 2024

- We hold rights to other product candidates*
- We are eligible to receive royalties of 9.5% - 18.5% on sales of lorcaserin if approved for commercialization**

* Through a License Agreement with Arena
** Through a Royalty Purchase Agreement with Arena
Definitions: DEEs=developmental and epileptic encephalopathies; S1P=sphingosine 1-phosphate; PK=pharmacokinetics; PD=pharmacodynamics; EEG=electroencephalogram; OLE=Open-Label Extension

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Developmental & Epileptic Encephalopathies (DEE) Landscape

4 DEE Syndromes Have Approved Therapies; 20+ Have None

"Approved 4" DEE Prevalence (US)


~21,000
~48,000
~1,800
~50,000
Dravet
LGS
CDD
TSC

Dravet	LGS	CDD	TSC
Yes	Yes	Yes	Yes

FDA APPROVED THERAPIES

Other DEEs

- DUP15q Syndrome
- SCN2A-DEE
- SCN8A-DEE
- KCNQ2-DEE
- KCNQ3-DEE
- Angelman Syndrome
- Landau-Kleffner Syndrome
- Early Myoclonic Encephalopathy
- KCNT1-DEE
- SynGAP1-DEE
- Rett Syndrome
- Ohtahara Syndrome
- PCDH19
- EE w/ Continuous Spike-Wave
- West Syndrome
- Myoclonic Atonic Epilepsy
- Ring14
- Ring20
- Others

NO SPECIFICALLY APPROVED THERAPIES

The prevalence of all "Other DEEs" could exceed the total of the "Approved 4" combined

Sources: Dravet Syndrome Foundation, LGS Foundation
Definitions: LGS = Lennox-Gastaut Syndrome, CDD = CDKL5 Deficiency Disorder, TSC = Tuberous Sclerosis Complex; DEE = Developmental and Epileptic Encephalopathy

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Unmet Needs for Patients with Other DEEs Among those who treat patients with other DEEs (not “Approved 4”) Surveyed HCPs Report a Need for More Effective and Safer Anti-Seizure Medications for Other DEEs Mean # of Seizures Per Week Mean # of ASMs Per Patient Dravet 12 3.4 LGS 19 3.5 TSC 6 3.0 CDD 13 2.9 Other DEEs 13 3.2 Based on Longboard sponsored third-party qualitative and qualitative market research studies involving physicians specializing in neurology or epileptology. See slide 30 for more information about the studies.

Nearly All Surveyed HCPs Treat Patients with All DEE Diagnoses; Collectively, the Number of “Other DEEs” is Significant DEE Types Treated in the Past 12 Months Percent of Patients with DEE Type Based on Longboard sponsored third-party qualitative and qualitative market research studies involving physicians specializing in neurology or epileptology. See slide 30 for more information about the studies.

Surveyed HCPs Prefer a Highly Selective 5-HT2C Agonist* with a Broad DEE Indication, and Anticipate This Will Positively Impact DEE Patients’ Treatment Options 80% Anticipate a Broad DEE Indication will have a positive impact on treatment options for patients 0% Believe it would have a negative impact Based on Longboard sponsored third-party qualitative and qualitative market research studies involving physicians specializing in neurology or epileptology. See slide 30 for more information about the studies. *Survey sampled product profile for the 5-HT2C agonist that included an efficacy of 37-44% reduction in countable motor seizure frequency and generally well tolerated with BID dosing

1) Longboard and third-party research 2022 – projections for 2040 for US + EU4/UK, 2) UCB FY 2023 Earnings Release and presentation dated February 28, 2024, 3) Jazz Pharmaceuticals FY 2023 Earnings Release dated February 28, 2024, 4) Jazz Corporate Overview August 2023 DEE Indications Represent a $6B Total US + EU Market Opportunity1 A vast majority of the treatment options currently used are generic. Fintepla 2023 Sales2 $226M Epidiolex 2023 Sales3 $846M Fintepla Peak Sales Estimate (2027) ≥€800M Epidiolex Sales Estimate4 (2025) >$1B

Bexicaserin (LP352) Potential Best-in-Class 5-HT2C Superagonist - Entering a Ph 3 Program with the Goal of Treating a Broad Range of DEEs

The Potential of Bexicaserin (LP352)

Greater Selectivity and Specificity

- 5-HT2 agonist designed to only bind to the 5-HT2C receptor*
- 5-HT2 agonist - no detected activity at receptors associated with significant adverse side effects: 5-HT2B (valvular heart disease and PAH) & 5-HT2A (psychiatric: insomnia, hallucinations, euphoria)

Preclinical Validation

- Reduced seizure activity in model of neuronal hyperexcitability in zebrafish
- Reduced epileptiform activity in fish and rodent models of disinhibition
- Reduced duration and number of epileptiform events in zebrafish model of Dravet Syndrome

Clinical Validation SAD/MAD in Healthy Volunteers

- In general, favorable safety & tolerability observed. AEs generally consistent with expected effects of serotonergic meds
- No observed food effect
- Potential prolactin biomarker which increased in a dose dependent and transient manner

Clinical Validation CSF/EEG ** in Healthy Volunteers

- Favorable safety & tolerability results observed, AEs generally consistent with previous studies
- Plasma & CSF PK concentration increased in a dose dependent & consistent manner
- Effects on qEEG activity within first few dose(s)
- Sustained dose-dependent effects on qEEG activity after continuous dosing, thus indicating receptor engagement

IP protection on Composition of Matter up to 2041* provides the opportunity to maximize the full potential of bexicaserin**

*Radioligand binding assays assessing >150 targets showed significant affinity only to 5-HT2C receptors
** Based on first two cohorts from the 102 study
***Composition of matter through 2036 with potential for PTE / PTA (2041)
Definitions: PAH = pulmonary arterial hypertension; AEs = adverse events; CSF = cerebrospinal fluid

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Bexicaserin (LP352) Designed to be a Next-Generation 5-HT2C with Greater Selectivity and Specificity

	Serotonin Receptor Subtype	EC_{50}, nM	Ki, nM	Potential Adverse Events Per Receptor Subtype
Bexicaserin (LP352) 5-HT2C Superagonist	**5-HT2C**	**~120**	**~50**	CNS, GI
	5-HT2B	Not detectable	Not detectable	n/a
	5-HT2A	Not detectable	Not detectable	n/a
Nordexfenfluramine (an active metabolite of fenfluramine) [1]	5-HT2C	72.4	10.4	CNS, GI
	5-HT2B	25.7	9.8	Cardiac, Pulmonary
	5-HT2A	1778	120.2	Psychiatric
Lorcaserin[2]	5-HT2C	39	13	CNS, GI
	5-HT2B	2380	147	n/a
	5-HT2A	553	92	Psychiatric

5-HT2A



5-HT2B



5-HT2C



1 Third party study previously commissioned by Arena, 2 BELVIQ FDA approved prescribing information 06/2012; Note: The above table is for illustrative purposes only and is not a head-to-head comparison. Differences exist between in vitro study designs and methodologies, and caution should be exercised when comparing data across studies

Definitions: CNS= Central nervous system ; GI = Gastrointestinal; ASM = Anti-seizure medication

Graphic source: Human Protein Atlas

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PACIFIC Study Topline Data

Bexicaserin (LP352) Ph 1b/2a PACIFIC Study in Participants with DEEs

Screening Period	Randomization & Up-Titration	Maintenance*	Down-Titration	Follow-up Period
5 Wks	Days 1-15	Days 16-75	Days 76-80/90**	30 Days

LP352 (n=43)

Randomization & Up-Titration	Maintenance*
6 mg → 9 mg → 12 mg	Participant remains on 6, 9 or 12 mg based on tolerability during up-titration

Placebo (n=9)

Open-Label Extension

Key Inclusion Criteria:

- DEEs with average of ≥ 4 motor seizures per 4-week period during the 12 weeks prior to screening and ≥ 4 motor seizures in the 4-week period of screening
- DEEs (multiple syndromes) including LGS, Dravet syndrome, SCN2A-related epilepsies, CDD, among others

Key Exclusion Criteria:

- Use of fenfluramine & lorcaserin

Basic Information:

- **Sites:** 34 sites
- **Ages:** ≥ 12 to ≤ 65 yrs old

No Echocardiograms Required in PACIFIC

PACIFIC
Developmental and Epileptic Encephalopathies Study

Double-blind, placebo-controlled study to assess the safety, tolerability, pharmacokinetics and efficacy of bexicaserin

Study Objectives:

Evaluate reduction in countable motor seizures across a broad group of epilepsies

Identify potential indications for pivotal studies

Analyze concentration response to understand dosing in different seizure types and disorders

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* Maintenance Dose of bexicaserin (TID): 6 mg, 9 mg, 12 mg or placebo TID
** Up to a 15-day down-titration/taper period (reducing dose every 5 days) depending on the last maintenance dose
Definitions: LGS = Lennox-Gastaut Syndrome, CDD = CDKL5 Deficiency Disorder

PACIFIC Study Enrollment Summary 52 Participants randomized Diagnosis 42 US 10 AUS Adult/Pediatric participants Range: 12-55 Mean: 24.3 / Median: 23.0 40 Adult (18+) 12 Peds (12-17) Dravet: 4 LGS: 29 Other DEE*: 19 *The diagnosis was at time of screening for PACIFIC and is subject to further refinement

Diagnostic Eligibility Criteria: Dravet Syndrome, Lennox-Gastaut Syndrome (LGS) and Other DEEs

PACIFIC
Developmental and Epileptic Encephalopathies Study

All participants: Treatment-resistant countable motor seizures with average of ≥ 4 observed/countable motor seizures per 4-week period during 12 weeks before screening while on stable ASM treatment

	Dravet Syndrome	LGS	DEE Other
Onset	Between 3–19 months of age	Before 8 years of age	Unprovoked seizures before 5 years of age
Seizure Type	Generalized tonic-clonic, unilateral clonic or bilateral clonic seizures	Tonic or tonic/atonic seizures & more than 1 type of generalized seizure (tonic-clonic, tonic-atonic, atonic, tonic, myoclonic or drop)	Combined focal and generalized seizure types, or multiple generalized seizure types
Developmental History	Initially normal, then delayed	Delayed	Delayed
EEG		Consistent with LGS diagnosis*	Slow or disorganized
Additional Criteria	One of the following: • Emergence of another seizure type after the first • Induced by warm temperatures, fevers, or visual stimuli • Genetic test consistent with Dravet	More than 1 type of generalized seizure for ≥6 months before screening	No history of idiopathic generalized seizures

*Abnormal inter-ictal EEG background activity with inter-ictal slow spike-and-wave pattern ≤2.5 Hz or inter-ictal generalized paroxysmal fast activity

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Bexicaserin Has the Potential to Change the DEE Landscape *Not statistically significant **Composition of matter through 2036 with potential for PTE / PTA (2041) Bexicaserin provides the cornerstone to potentially build a world-class epilepsy franchise Studies to date highlight bexicaserin as potentially best-in-class Composition of matter IP protection up to 2041** provides the opportunity to maximize the full potential of LP352 Moving forward into a global Phase 3 program by YE 2024 59.8% Median Reduction in Seizures* 74.6% Dravet 50.8% LGS 65.5% DEE Other In the Phase 1b/2a PACIFIC Study

Topline Participant Disposition & Safety Results Summary

Demographics, Baseline Characteristics & Concomitant Medications Parameter n(%) Statistics Bexicaserin (N=43) Placebo (N=9) Overall (N=52) Age (Years) Mean 23.8 26.7 24.3 Standard Deviation 9.62 7.73 9.31 Median 23.0 23.0 23.0 Min, Max 12, 55 19, 41 12, 55 Sex Male 21 (48.8) 7 (77.8) 28 (53.8) Female 22 (51.2) 2 (22.2) 24 (46.2) Weight (kg) Median 55.20 72.76 59.36 Min, Max 29.2, 96.0 45.8, 110.7 29.2, 110.7 BMI (kg/m2) Median 22.4 28.1 23.0 Min, Max 17, 35 19, 34 17, 35 Baseline Countable Motor Seizures (Median)* per 28-day period 40.0 24.1 38.2 Concomitant Medications** Clobazam 21 (48.8) 2 (22.2) 23 (44.2) Cannabidiol 14 (32.6) 3 (33.3) 17 (32.7) Lamotrigine 13 (30.2) 4 (44.4) 17 (32.7) Levetiracetam 16 (37.2) 1 (11.1) 17 (32.7) *Baseline seizure variability was expected and within a normal range compared to other clinical trials in the DEE space **Represents some of the most common concomitant medications

Participant Disposition n(%) Overall Dravet Syndrome Lennox-Gastaut Syndrome (LGS) LGS DEE Other Bexicaserin Placebo Bexicaserin Placebo Bexicaserin Placebo Bexicaserin Placebo Safety Set 43 (100) 9 (100) 4 (9.3) 0 24 (55.8) 5 (55.6) 15 (34.9) 4 (44.4) Full Analysis Set 35 (81.4) 9 (100) 3 (7.0) 0 17 (39.5) 5 (55.6) 15 (34.9) 4 (44.4) Participants Completed 32 (74.4) 9 (100) 3 (7.0) 0 15 (34.9) 5 (55.6) 14 (32.6) 4 (44.4) Participants Discontinued 11 (25.6) 0 1 (2.3) 0 9 (20.9) 0 1 (2.3) 0 Adverse Event 9 (20.9) 0 1 (2.3) 0 7 (16.3) 0 1 (2.3) 0 Consent withdrawn 1 (2.3) 0 N/A N/A 1 (2.3) 0 N/A N/A Lost to follow-up 1 (2.3) 0 N/A N/A 1 (2.3) 0 N/A N/A Note: Percentages are based on the number of participants in the Enrolled (Safety) Set Safety Set includes all participants who signed informed consent or those who had their legally authorized representative sign for them Full Analysis Set includes all participants in the Safety Set who complete Part 1 (titration) and have at least 1 post-baseline seizure measurement during Part 2 (maintenance) Efficacy analysis was on the Full Analysis Set includes all participants in the Safety Set who complete Part 1 (titration) and have at least 1 post-baseline seizure measurement during Part 2 (maintenance)

Safety Results Summary n(%) Bexicaserin (LP352) (N=43) Placebo (N=9) Overall (N=52) Participants with any TEAEs 35 (81.4) 8 (88.9) 43 (82.7) Drug-Related TEAEs 28 (65.1) 3 (33.3) 31 (59.6) TEAEs Leading to Discontinuation 9 (20.9) 0 9 (17.3) TEAEs Leading to Discontinuation (Titration) 7 (16.3) 0 7 (13.5) TEAEs Leading to Discontinuation (Maintenance) 2 (4.7) 0 2 (3.8) Participants with any SAEs 3 (7.0) 0 3 (5.8) Number of Deaths 0 0 0 Definitions: TEAE = Treatment Emergent Adverse Event; SAE = Serious Adverse Event, AE = Adverse Event The most common AEs observed were somnolence, decreased appetite, constipation, diarrhea and lethargy SAEs were ankle fracture, constipation and increased seizures Vast majority of participants stayed on bexicaserin once they achieved the maintenance phase Favorable safety and tolerability results

Topline Efficacy Results

Bexicaserin Achieved Median Seizure Reduction of 59.8% in Countable Motor Seizures Compared to 17.4% for Placebo Across the DEE Study Population Bexicaserin Achieved Placebo-Adjusted Mean Seizure Reduction of 52.0% (not the primary efficacy endpoint)

Bexicaserin Achieved Median Seizure* Reduction Across Dravet, LGS, DEE Other Cohorts Bexicaserin (LP352) Placebo Δ 33.4% Δ 33.3% *Countable Motor Seizures

PACIFIC Results Pave the Way for Global Phase 3 Program Bexicaserin (LP352) achieved a median percent reduction from baseline in seizure frequency during the treatment period of: 59.8% in broad DEE population (42.4% placebo-adjusted) 74.6% in Dravet cohort 50.8% in LGS cohort (33.4% placebo-adjusted) 65.5% in DEE Other cohort (33.3% placebo-adjusted) Results were shown on top of a contemporary polytherapy background with multiple ASMs including cannabidiol (32.7% of participants were receiving cannabidiol) *Definitions: ASMs = Anti-Seizure Medications; UGT = Uridine Diphosphate Glucuronosyltransferase Favorable safety and tolerability results No echocardiograms required in PACIFIC study Metabolized via UGT pathway – potentially reduces risk of Drug-Drug Interactions 86% of participants achieved the highest dose of 12 mg of bexicaserin in the maintenance period 100% of PACIFIC participants who completed the study entered the Open Label Extension Study

Bexicaserin Phase 3 Global Program - Potential Paths Forward

Subject to Discussion with Regulatory Agencies

Option 1: Individual DEEs

(Standard Approach)

Expected to be run in parallel:

- **Study 1** — **Dravet Syndrome (n=100-150)**
- **Study 2** — **Lennox-Gastaut Syndrome (n=100-150)**
- **Study 3** — **Third Indication (e.g. TSC or Dup15q) (n=100-150)**

- ***Study 4*** — ***Fourth Indication (TBD) (n=100-150)***
- ***Study 5*** — ***Fifth Indication (TBD) (n=100-150)***

Fast-to-Start Strategy

Broad Approach to DEEs

Option 2: Pursue Broad DEE

(Accelerated Approach to Study DEEs Broadly)

Expected to be run in parallel:

- **Study 1** — **Dravet Syndrome (n=100-150)**
- **Study 2** — **Lennox-Gastaut Syndrome (50%) DEE Other (50%) (N=200-300)**

Planned Study Parameters:

Primary Endpoint: Reduction in Countable Motor Seizures

Ages: ≥ 2 to ≤ 65 yrs old (weight-based dosing for pts of lower weight/age)

Sites: ~80 sites across the US, AUS, EU, other potential regions

Open-Label Extension (OLE): Participants who complete any of Ph 3 studies are eligible to enter a 52-week OLE

27 LONGBOARD PHARMACEUTICALS

[dashed box] Indicates to be determined at a later date

Commercial Opportunity for Bexicaserin (LP352)

Potential Best-in-Class Profile Provides Multiple “Ways to Win” $6B Total Addressable Market Capture market share in “Approved 4” with best-in-class profile (safety, efficacy, burden) Broaden market in “Approved 4” DEEs with preferred safety and burden profile  Expand market to address significant unmet need across “Other DEE” patients

Quantitative HCP Research 100 Physicians Objective: Validating Unmet Needs And LP352 Potential Criteria: Board Certified HCPs specializing in Neurology or Epileptology Treat at least 20 patients with DEEs in the past 12 months Familiar with Fintepla and Epidiolex Note: Most participants have some clinical experience with Epidiolex (92%) & Fintepla (68%) Qualitative HCP Research  20 Physicians Objective: Deeper Understanding Of Quantitative Findings (How & Why) Criteria: Board Certified HCPs specializing in Neurology or Epileptology Treat at least 25 patients with DEEs in the past 12 months Familiar with Fintepla and Epidiolex  Epileptologists = 5 (4 peds, 1 adult) Neurologists = 15 (13 peds, 3 adult) HCP = Health care providers Based on Longboard sponsored third-party qualitative and qualitative market research studies involving physicians specializing in neurology or epileptology. Survey sampled product profile for LP352 case reviewed in this presentation: efficacy of 37-44% reduction in countable motor seizure frequency and generally well tolerated with BID dosing Validating Continued Unmet Need in DEEs and Potential Of Bexicaserin (LP352) Background & Methodology

Surveyed HCPs Evaluate ASMs by Balancing Efficacy, Safety & Burden

Influence on ASM Decisions

When allocating 100 points across factors



34%
Efficacy
21%
Safety
13%
Cost to patient
12%
Minimal DDIs with other ASMs
10%
Minimal patient/ caregiver burden
9%
Mechanism of Action
Safety + Burden = 43%

“

If I see a patient with epilepsy and give them enough valium, **they’ll be seizure free, but then they'll be sleeping all day. That’s not quality of life.** So, we must find the cocktail that gives them the **best seizure control with the least amount of side effects.”**

– Epileptologist, Primarily Pediatric

31 LONGBOARD PHARMACEUTICALS

Based on Longboard sponsored third-party qualitative and qualitative market research studies involving physicians specializing in neurology or epileptology. See slide 30 for more information about the studies.

*Survey sampled product profile for the 5-HT2C agonist that included an efficacy of 37-44% reduction in countable motor seizure frequency and generally well tolerated with BID dosing

LP659 Centrally Acting, Highly Selective Sphingosine-1-Phosphate (S1P) Receptor Modulator Targeting Multiple Neurological Diseases

LP659 Potential Best-in-Class S1P Receptor Modulator with Broad Applicability STRONG SCIENTIFIC RATIONALE COMMERCIALLY ATTRACTIVE S1P receptor modulators have generated billions of dollars of revenues in CNS indications Designed to potentially address multiple neurological disorders Opportunity for market leadership in S1P receptor modulation in CNS Centrally acting S1P receptor modulator Rapid onset & offset of action Highly selective to S1PR1,5 No impact on S1PR2,3 in preclinical models High oral bioavailability with direct impact on CNS glial cell S1P receptors

S1PR1 Modulation Selectively Reduces Migration of Lymphocytes From Lymph Nodes Functionally antagonizes S1PR1 by inducing receptor internalization and degradation, disrupting normal lymphocyte subset egress Decreases release of inflammatory cytokines and reduce organ/tissue damage Maintains immune surveillance Functional antagonism of S1PR1 receptor in astrocytes expected to attenuate neuroinflammation Treatment with S1P Receptor Modulator Sources: Chun, Drugs 2021 (81:207–231) https://doi.org/10.1007/s40265-020-01431-8; Appel, www.co-neurology.com Wolters Kluwer Health, Inc. 2021(Volume 34, Number 5) Created with BioRender.com

LP659 Designed to be a Potentially Next Generation Centrally-Acting S1PR1 Agonist with Greater Selectivity and Internalization-Biased Signaling LP659 selectivity may limit off-target effects associated with currently approved S1P receptor modulators Greatest selectivity towards S1PR1 over S1PR5 Most potent at S1PR1 internalization Internal data on file

Modulation of Immune Tolerance Drives Efficacy by LP659 LP659 potency in vivo parallels T and B cell lowering potential Proportion of Tregs over total CD3+ cells is significantly increased by LP659 No significant effects on NK and monocyte frequencies Internal data on file

LP659 Ameliorated Disease Phenotypes in Multiple Preclinical Models Disease / MoA Autoimmune, CNS involvement Autoimmune, CNS involvement Autoimmune, PNS involvement Autoimmune, PNS involvement Neuro Degenerative Model Induced Induced Induced Induced Genetic Species Rat Mouse Rat Rat Human iPSC Dosing Prophylactic Prophylactic Prophylactic Therapeutic Therapeutic Activity + + + + + Results Dose-dependent amelioration of disease severity with parallel reduction of circulating T lymphocytes Dose-dependent amelioration of disease severity with reduction of T and B cell infiltration, inflammatory markers, and loss of myelin in the spinal cord Dose-dependent halting of disease progression with reduction of inflammatory cell infiltration and loss of myelin in the sciatic nerve Blunting of disease severity with corresponding reduction of inflammatory cell infiltration in the sciatic nerve Dose-dependent rescue of hyperexcitability in control neurons co-cultured with diseased astrocytes Internal data on file

LP659: Phase 1 Single-Ascending Dose (SAD) Study Objectives First-In-Human, Randomized, Double Blind, Placebo Controlled, SAD Study to Assess the Safety, Tolerability, Pharmacokinetics & Pharmacodynamics of LP659 in up to 48 Adult Healthy Volunteers Key Study Objectives: Assess the safety and tolerability of single ascending doses of LP659 Determine the PK profile of LP659, and its metabolite(s), in single ascending doses Determine PD profile of single ascending doses of LP659

Longboard Indication Assessment Process Scientific Rationale Commercial & Development Criteria Etiology Pathophysiology Approved SoC Preclinical Studies Patient Advocacy & Recruitment Degree of Unmet Need Speed of Clinical Development Clinical Trial Feasibility Competitive Headroom Pricing Potential Disease Prevalence Translational Studies Review of literature & MOA Strategic Indication Selection

Financial Summary & Upcoming Milestones Multiple clinical and preclinical studies in process to further support the development of bexicaserin & LP659 Cash, Cash Equivalents & Investments $272.4 million As of January 31,2024 Shares Outstanding 36.0 million As of March 8, 2024 Full-Year 2023 Operating Expenses $56.8 million R&D - $43.8 million G&A - $13.0 million As of December 31, 2023 Key Milestones Anticipated Timing Bexicaserin (LP352) PACIFIC Ph 1b/2a Topline Data in DEE Study Q1 2024 PACIFIC Data at medical meetings Q2 2024 LP352 PACIFIC Open-Label Extension Data H2 2024 Global Ph 3 Program Initiation YE 2024 LP659 Ph 1 Initiation Q4 2023 Topline SAD Data Q2 2024

Thank you Nasdaq: LBPH IR@longboardpharma.com